Exhibit 10.1

  Purchase Agreement Between Competitive Technologies, Inc. and
                               [*]


                            Agreement

AGREEMENT EFFECTIVE as of November 17th, 2003 ("Effective Date") by mutual consent of Competitive Technologies, Inc., a Delaware corporation (hereinafter referred to as "SELLER") having a place of business at:

Competitive Technologies, Inc.
1960 Bronson Road
Fairfield, CT  06824

and [*], an individual (hereinafter referred to as "PURCHASER") having a place of residence at:

                               [*]
                               [*]
                               [*]

SELLER and PURCHASER being sometimes hereinafter referred to singularly as a "Party" and collectively as "Parties".


WITNESSETH:

WHEREAS, SELLER and PURCHASER are contemplating entering into a relationship that calls for SELLER to sell a portion of its potential proceeds from a judgment award from the federal Lawsuit in which a judgment has been entered by the Court;

WHEREAS, SELLER is willing to sell a portion of its award to PURCHASER; and

WHEREAS, PURCHASER is willing to purchase a portion of the award to which SELLER is entitled to receive from the Lawsuit.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:


1.0 Definitions. The following definitions shall apply to terms used in this Agreement:

1.1 "Adverse Party" - refers to American Cyanamid Company and any other or later added party(ies) in the Litigation, whose interests are or may become adverse to Plaintiffs or SELLER.

1.2 "Agreement" - refers to this Agreement, all documents described herein as exhibits and documents referred herein as part of this Agreement.

1.3 "Appeal" - refers to the appeal of the Lawsuit currently pending in the United States Court of Appeals for the Federal
Circuit (CAFC) and any further appeals related thereto.

1.4 "Assigned Portion" - refers to the sum of three hundred twelve thousand five hundred dollars ($312,500.00 USD).

1.5 "Assignment" - refers to the document entitled Assignment of Litigation Proceeds, attached hereto as Exhibit 1 and incorporated herein by this reference, and all those other or related documents evidencing and acknowledging assignment of an interest in the Judgment to PURCHASER executed by SELLER and SELLER's successors and assigns.

1.6 "Attorney" - refers to Robert N. Miller, Esq., Perkins Coie, LLP, 1899 Wynkoop Street, Suite 700, Denver, CO 80202, Tel. No. (303) 291-2300; Kristin M. Diamond, Esq., Technology Transfer/Research Compliance Attorney, University of Colorado, System Technology Transfer Office, 4001 Discovery Drive, Suite 390, 588 SYS; Boulder, CO 80309-0588; Tel No. (303) 735-4474 /
Fax No. (303) 735-3831; and such other attorneys as may be employed, consulted, or engaged by Plaintiffs in connection with the Appeal and the Litigation.

1.7 "Proceeds Date" - refers to that date on which the PURCHASER remits the Purchase Price to SELLER.

1.8  "Court" - refers to the United States District Court for the
District of Colorado.

1.9 "Discount" - refers to eighty percent (80.0%), which is the percentage by which the Assigned Portion has been reduced to establish the Purchase Price.

1.10 "Judgment" - refers to: (i) the judgment for the Plaintiffs entered by the Court in the Lawsuit, a copy of which is attached to this Agreement, as Reference Documents Exhibit, and incorporated herein by this reference; (ii) any later amended, modified, augmented, supplemental or other judgment and judgment on appeal; and (iii) any and all rights of Plaintiffs and SELLER and their successors and assigns to Proceeds, as defined below, from the Litigation, as defined below.

1.11 "Judgment Amount Assigned" - refers to the Assigned Portion plus the interest accruing on the Judgment, allocable to the Assigned Portion, commencing on the Proceeds Date of Nov. 14th,
2003   .  Provided however, if the Judgment is set aside and
remanded for Further Proceedings, and if interest is ultimately awarded as to any claim for the period on or after the Proceeds Date ("Accrual Period"), the Judgment Amount Assigned shall be the Assigned Portion plus the portion of the interest awarded or later accruing that is allocable to the Assigned Portion for the Accrual Period. In addition, should SELLER be in default or breach of this Agreement, there shall be added to the Judgment Amount Assigned, all expenses, costs (including reasonable attorneys fees), and the amount of all damages sustained by PURCHASER on account of any such default or breach.

1.12 "Judgment Collateral" - refers to: (i) the bond or other undertaking lodged with the Court to secure payment of the Judgment, a copy of which is attached to this Agreement as
Exhibit 2, and incorporated herein; (ii) any other bond or other undertaking, serving as collateral for the Judgment (including all interest, income or proceeds accruing or paid thereon); and,
(iii) any additional or substitute security, guaranty, bond, surety, segregated account or other undertaking given on account of the Judgment.

1.13 "Judgment Debtor(s)" - refers to the Adverse Party and any affiliate, successor, surety or guarantor, as may assume or be bound by the Judgment or other obligations to Plaintiffs or SELLER arising out of the Litigation.

1.14 "Lawsuit" - refer to the case of The University of Colorado
Foundation, Inc., et al. v. American Cyanamid Company, Civil
Action No. 93-K-1657, in which the Judgment was entered by the Court and all related post-trial proceedings.

1.15 "Litigation" - refers to the (i) Lawsuit; (ii) all appellate proceedings on remand, enforcement, ancillary, parallel or alternate dispute resolution proceedings and processes arising out of or related to the Lawsuit; (iii) any other proceedings founded on the underlying facts giving rise to the Lawsuit, in which SELLER or SELLER's successor in interest is a party; and
(iv) all arrangements made with SELLER by or among any Adverse Party having the effect of resolving any of SELLER's claims against any Adverse Party.

1.16 "Litigation Proceeds" - refers to all Proceeds of the Litigation.

1.17 "Plaintiffs" - refers to: The University of Colorado
Foundation Inc. (hereinafter, "UCFI"); The University of
Colorado; The Board of Regents of the University of Colorado; Dr.
Robert H. Allen; Dr. Paul A. Seligman; and, any other party(ies) in the Litigation owning rights, title, and interest in and to the Judgment and any Proceeds of the Litigation.

1.18 "Purchase Price" - refers to the sum of two hundred fifty thousand dollars ($250,000.00 USD).

1.19 "Proceeds" - refers to cash, negotiable instruments, contract rights, annuities, and any other rights to payment of cash and transfer of things of value or other property.

1.20 "Receipt" - refers to the SELLER's Acknowledgment of Receipt of Purchase Price.

1.21 "SELLER's Attorney" - refers to the Vice President and General Counsel, Competitive Technologies, Inc., 1960 Bronson Road, Fairfield, CT 06824, Tel No. (203) 255-6044, and such other attorneys as may be employed, consulted, or engaged by SELLER.

1.22 "SELLER's Litigation Proceeds" - refers to all of SELLER's legal and/or equitable rights, title and interest in and to the Litigation Proceeds thereof, whether in the nature of ownership, lien, security interest or otherwise, on account of SELLER's claims against the Adverse Party, Attorney's fees and costs, or any other agreement with one or more SELLER.


2.0  Underlying Facts.

SELLER represents and acknowledges the following underlying facts as true and correct and on which PURCHASER has placed material reliance in entering and which form the factual foundation for this Agreement:

2.1  Plaintiffs are parties to the Lawsuit.

2.2 Robert N. Miller is Plaintiffs' attorney of record in the Lawsuit.

2.3  Kristin M. Diamond is Plaintiffs' in-house attorney.

2.4 Plaintiffs have obtained the Judgment against the Adverse Party(ies) at the District Court level. The Judgment was affirmed by the CAFC on September 3rd, 2003. The Adverse Party(ies) subsequently filed a petition for a Re-Hearing and Re-Hearing En Banc at the CAFC. The petition of the Adverse Party(ies) was denied on November 12th, 2003.

2.5 At the time the Lawsuit was filed, SELLER was doing business as University Patents, Inc. (hereinafter, "UPI"). SELLER formally changed its name to Competitive Technologies, Inc., in 1994.

2.6 By Agreement, dated August 1, 1993, between UCFI and UPI, a copy of which is attached hereto as Exhibit 3 and incorporated herein, Plaintiffs assigned to SELLER eighteen and two-tenths percent (18.2%) of Plaintiffs' rights, title, and interest in and to the entire Judgment and any and all Proceeds of the Litigation after deduction of Attorney's contingent fee and out of pocket expenses.

2.7 SELLER is entitled to receive approximately six million dollars ($6,000,000.00 USD) of the Judgment, plus interest, by virtue of the Agreement referenced in subparagraph 2.6 hereinabove and attached hereto as Exhibit 3.

2.8 The following documents in the Lawsuit, provided to PURCHASER, (i) are complete, accurate and genuine, (ii) remain in full force and effect as of the date hereof, and to the best of SELLER's knowledge after due inquiry to Attorney and Plaintiffs, have not been and (except as to issues that may be raised on appeal), are not currently proposed by any party to be modified or superseded (unless copy of the modifying, superceding or amended document(s) or written notice thereof have been provided to PURCHASER):

     2.8.1     Reference Documents Exhibit, the Judgment and
     Bond, Undertaking or other Judgment collateral, if any;

     2.8.2 The Appellate Briefs, Notice(s) of Appeal and other documents filed in the Appellate Court;

     2.8.3 If all briefs have not been filed; all trial briefs and related points and authorities filed in the Lawsuit; the verdict, all post-trial motion papers and rulings, if any;

     2.8.4 All other papers and documents supplied by Attorney with respect to the Appeal and the Lawsuit.

2.9 SELLER hereby irrevocably instructs Attorney and SELLER's Attorney to do the following: (i) provide all documents requested by PURCHASER relating to the Appeal, the Litigation, settlement of the Litigation, Attorney's or other persons' interest in or claim against the Judgment and the subject matter of this Agreement; (ii) when requested by PURCHASER, to provide factual information within the knowledge of Plaintiffs, Attorney, or SELLER's Attorney; and (iii) to perform all those action(s) to be taken by Attorney or by SELLER's Attorney, as agent of SELLER, provided for in this Agreement. Provided, however, nothing in this Agreement shall: (1) require the dissemination of information to PURCHASER or other persons, which is subject to attorney-client or other evidentiary privilege, unless it is done in a manner that does not constitute a waiver of the applicable privilege; or, (2) give PURCHASER any right to direct or control Plaintiffs, Attorney, SELLER, or SELLER's Attorney in pursuing or settling of the Litigation. Any information disclosed to PURCHASER shall be treated as confidential by PURCHASER and may be used by PURCHASER solely for purposes related to or arising out of this Agreement.

2.10 The transaction provided for in this Agreement involves substantial economic risk to PURCHASER.


3.0  Purposes.

3.1 SELLER is in need of funds to provide for SELLER's obligations and to accomplish SELLER's current economic objectives. The parties have entered into this Agreement for the underlying purpose of providing SELLER the opportunity to receive cash now on account of the Litigation, without regard to the decision on the pending Appeal and the outcome of the Litigation. PURCHASER is interested in acquiring a partial assignment of a civil money judgment during appeal for cash. Being a purchase, PURCHASER is at risk as to the result of the court's decision on the appeal and the outcome of the Litigation. In arriving at the Purchase Price, the Litigation Proceeds to be purchased under the Agreement have been discounted, taking into account PURCHASER's risks in buying a portion of the Litigation Proceeds when an appeal has been taken, among other things.

3.2 PURCHASER has offered to pay SELLER the Purchase Price in exchange for an assignment of the Litigation Proceeds in the amount of the Judgment Amount Assigned. SELLER has accepted PURCHASER's offer and the parties intend to set forth their contract in this Agreement. The Purchase Price and Judgment Amount Assigned have been agreed to on an arm's length basis.


4.0  Nature of Transaction.

The parties recognize and acknowledge that the rights granted PURCHASER will be purchased and an ownership interest will be sold, transferred and assigned by SELLER to PURCHASER. This transaction is not a loan. It is not intended as collateral for any loan. Unless otherwise stated in this Agreement, SELLER has no personal obligation to pay any amount to PURCHASER.


5.0  Agreement To Sell And Buy/Non-Assumption By Purchaser.

5.1 Under and subject to the terms and conditions of this Agreement and in exchange for the Purchase Price, SELLER agrees to and, upon remittance of the Purchase Price by PURCHASER, shall sell, transfer, assign and deliver to PURCHASER, SELLER's legal and equitable rights, title and interest in and to the SELLER's Litigation Proceeds, the Judgment Collateral and all Proceeds and or other rights and property SELLER has the right to recover on account of the Litigation or that arise therefrom in and up to the amount of the Judgment Amount Assigned. PURCHASER agrees to buy all of said rights and interests from SELLER and to pay the Purchase Price under and subject to the terms and conditions of this Agreement.

5.2 In making this Agreement and purchasing a portion of SELLER's Litigation Proceeds, PURCHASER is not otherwise acquiring or assuming any responsibility, obligation or liability of SELLER or arising out of any rights or interests of SELLER being purchased including, but not limited to, any duty or obligation to the Judgment Debtor(s), the SELLER or any obligation or expense with regard to the Litigation, the Appeal or any retrial of the subject matter of the Litigation or issues related thereto (including court costs or sanctions).

5.3 It is acknowledged and agreed that, this Agreement does not, and shall not be interpreted so as to affect any rights of SELLER to make such claims against Attorney, as may be otherwise permitted by law or rule of professional conduct. SELLER having disclosed to PURCHASER the material provisions of the fee agreement between Plaintiffs and Attorney, and in reliance thereon by PURCHASER, it is understood that the agreement of SELLER to permit the sale and assignment to PURCHASER a portion of SELLER's Litigation Proceeds for cash hereunder shall in no way supersede, amend, modify, or otherwise detract from or expand SELLER's or Plaintiffs' rights or obligations under Attorney's existing contract with Plaintiffs for legal representation.


6.0  Rights In Proceeds.

6.1 That portion of the Litigation Proceeds and the rights to the Judgment Collateral and the Litigation assigned to PURCHASER shall be satisfied and paid to PURCHASER in full, on a priority basis in accordance with Exhibit 4, prior to any Proceeds or other consideration paid to or received by SELLER, but shall be secondary to any assignment made to an assignee listed in Exhibit 4 with a priority higher than that of PURCHASER. SELLER shall not be entitled to receive any recovery or any rights or interests on account of the Litigation, unless and until the full Judgment Amount Assigned has been received by PURCHASER.

     6.1.1 There may be one (1) or more purchasers, but no more than four (4) purchasers (hereinafter the "Purchase Class"), who will be given equal priority with that of PURCHASER hereunder. The Purchase Class shall consist of certain select stockholders of the SELLER's common stock who have been given the opportunity to participate in the herein described transaction. The Purchase class shall receive any Litigation Proceeds on a pro-rata basis as determined by each purchaser's Puchase Price. Each of the purchasers in the Purchase Class shall be given the same terms of purchase relative to discount rates.

6.2  PURCHASER's rights in the Litigation Proceeds and Judgment
Collateral shall be satisfied at such time as PURCHASER has received the full Judgment Amount Assigned.

6.3 The rights of SELLER to recover and receive amounts due under the Judgment and Judgment Collateral and the Litigation, in excess of the Judgment Amount Assigned, are and shall remain the property of SELLER.

6.4 In the event that any distribution of Litigation Proceeds to the Purchaser Class identified in Exhibit 4 results in an amount that is less than the Assigned Portion for each of the members of the Purchaser Class, then the Litigation Proceeds shall be distributed pro-rata in accordance with the percentage of Purchase Price paid by each member of the Purchase Class. Any shortfall between the Assigned Portion and the distributed portion shall be made whole by SELLER in the form of shares of common stock of the SELLER with a market value as determined on the day of distribution.

     6.4.1 In no event will the PURCHASER be made whole under subparagraph 6.4 if the Judgment in the Lawsuit is reversed in an unappealable decision by the appropriate court; or, if there are no Litigation Proceeds to be distributed.

6.5 Notwithstanding subparagraph 6.1, it is understood and acknowledged that the rights purchased by PURCHASER hereunder are subject to: the liens identified in Exhibit 4, or approved in writing by PURCHASER in accordance with the provisions of this Agreement; and the rights of Attorney to costs and attorneys' fees under the presently existing fee agreement between Plaintiffs and Attorney.


7.0  Representations.

SELLER hereby represents, warrants and agrees with PURCHASER as follows:

7.1 The documents and information provided by SELLER to PURCHASER, attached hereto, are accurate and complete and, as of the date hereof, have not been superseded or altered as to legal effect, validity or amount by the Court, stipulation or otherwise. As of the date of this Agreement, no action has been taken and, as of the Closing Date, no action shall have been taken which has the effect of settling or deciding the Appeal or which materially alters or changes the legal validity, effect of or amounts stated in said documents and information or the value of SELLER's Litigation Proceeds, the Judgment, or Judgment Collateral.

7.2 The representations and warranties of SELLER contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of that date. Notwithstanding any other provisions of this Agreement, should the case be settled or decided in whole or in part or all representations or warranties not be fully true and correct at the time SELLER receives the Purchase Price, the sale shall not close and PURCHASER's rights under Section 20.0, below, will apply. SELLER shall not be entitled to accept the Purchase Price without first giving written notice to PURCHASER and obtaining PURCHASER's written consent.

7.3 Except as set forth in Exhibit 4 as to assignment of a portion of the proceeds, SELLER has not assigned, transferred or given, as collateral to any party other than PURCHASER, any right or interest of SELLER in the Litigation, the Litigation Proceeds, the Judgment, the Judgment Collateral, or any Proceeds thereof. SELLER shall not: make any assignment or transfer or give, as collateral, any right or beneficial interest of SELLER in the Litigation, the Litigation Proceeds, the Judgment, the Judgment Collateral or any Proceeds thereof or rights therein, or take any other action that could have the effect of impairing or delaying PURCHASER's receipt of the Judgment Amount Assigned. It is intended and understood that any assignment or transfer of right or beneficial interest in the Litigation, the Litigation Proceeds, the Judgment, the Judgment Collateral, or any Proceeds thereof or rights therein shall be subordinate to and shall not adversely affect any right or interest of PURCHASER in the Litigation, the Litigation Proceeds, the Judgment, the Judgment Collateral or any Proceeds thereof or rights therein. Except as disclosed by SELLER in Exhibit 4, or otherwise agreed to by PURCHASER in writing, all Proceeds to which SELLER is entitled on account of Litigation, the Litigation Proceeds, the Judgment and the Judgment Collateral shall be paid first to Law Finance Group and secondly to PURCHASER, until the full Judgment Amount Assigned to the extent remaining has been paid to PURCHASER.

7.4 Except as set forth in Exhibit 4, there are no persons who have liens against amounts to which SELLER may be entitled on account of the Litigation. SELLER agrees to refrain from causing or permitting any other liens to be placed against the Judgment, without the prior written consent of PURCHASER, which consent may not be withheld unless a proposed lien materially impairs the rights, value, priority or collectability of the rights assigned to PURCHASER hereunder.

7.5 Except as set forth in Exhibit 4, SELLER is not aware of any asserted or unasserted claims, liens or judgments against the SELLER which would materially impair the rights, value, priority or collectability of the rights assigned to PURCHASER hereunder.

7.6 SELLER has the power, authority, right and competence to enter into this Agreement, and does so willingly and freely. All approvals, actions and consents required to authorize SELLER to enter into this Agreement have been obtained and taken and, upon execution by SELLER, this Agreement and all documents contemplated to be signed by SELLER herein shall be valid and binding obligations and undertakings of SELLER. Entering into this Agreement and carrying out the actions provided for in this Agreement and the Exhibits will not cause SELLER to be in breach or violation of any other agreement or legal obligation to which SELLER is a party or subject.

7.7 SELLER shall use best efforts and exercise good faith to pursue SELLER's rights in the Litigation, to bring the Litigation to good faith settlement or final judgment; and to enforce collection of all money and other Proceeds due on account of the Litigation, including any settlement with Judgment Debtor(s).

7.8 SELLER has not and shall not, directly or indirectly, delay, seek to prevent, impair, or frustrate the rights granted to PURCHASER under this Agreement, or payment of the Judgment Amount
Assigned to PURCHASER, in any way.

7.9 SELLER shall make all reasonable, good faith efforts to cause Plaintiffs to vigorously:

       7.9.1     Defend the Judgment on Appeal and fully
       prosecute and enforce all rights in the Judgment in both the Appeal and any further proceedings ordered or permitted by the Court or applicable law.

       7.9.2 Pursue Plaintiffs' and SELLER's underlying claims in the Litigation, unless advised by Attorney or SELLER's Attorney that pursuit of such claims would be fruitless or not economically feasible, in light of the likely cost and risks in doing so.

       7.9.3 Pursue collection of the Judgment and promptly exercise collection rights against the Judgment
       Collateral.

7.10 SELLER shall notify PURCHASER and keep PURCHASER advised regarding: the name(s), address(es), telephone and fax numbers of SELLER and of all legal counsel engaged to represent Plaintiffs or SELLER in the Litigation; and the nature and scope of representation of all such legal counsel and any change therein.

7.11 SELLER shall give PURCHASER prompt written notice of any material change in any of the information contained in the representations and warranties or Exhibits to this Agreement.


8.0  Litigation Documentation.

Unless otherwise requested in writing by PURCHASER and subject to subparagraph 2.4, SELLER shall, and SELLER hereby instructs
Attorney and SELLER's Attorney, as SELLER's agent, to promptly provide and continue to provide PURCHASER with:

8.1 All future Court documents, including, but not limited to, any Notices, Orders of Briefs presented to any party to the Litigation or filed with any court.

8.2 All future correspondence, written proposals or agreements, and notice of any oral proposals or agreements between SELLER, Plaintiffs and Judgment Debtor(s) relating to the Litigation, the Judgment Collateral, settlement, alternative dispute resolution procedures, or collection and payment of the Judgment or the Litigation.

8.3 Any proposed assignment by SELLER or any interest in the Judgment, Judgment Collateral or rights in the Litigation, and written notice of any other similar proposed action on the part of SELLER. Unless waived in writing by PURCHASER, such proposed assignment or notice shall be provided to PURCHASER not less than seven (7) days prior to SELLER making the proposed assignment or taking the proposed action.

8.4 Notice of and documents relating to payment or receipt of any money, consideration or other Proceeds by Plaintiffs, Attorney, SELLER or SELLER's Attorney on account of the Judgment, the Judgment Collateral or the Litigation, settlement or payment of the Judgment, and all accountings of the application of said money or other things of value received.

8.5 Information requested by PURCHASER relating to the status of the Appeal, the Litigation, settlement, alternative dispute resolution proceedings and any efforts to enforce the Judgment.


9.0  Assignment Of Litigation proceeds.

It is understood and agreed that the Assignment evidences the transfer of the Judgment Amount Assigned and PURCHASER's right to receive payment hereunder and shall remain in full force and effect until the entire Judgment Amount Assigned has been received by PURCHASER. Upon PURCHASER's remittance of the Purchase Price to SELLER, PURCHASER shall be the sole and absolute owner of the first Litigation Proceeds which SELLER is entitled to collect or receive on account of the Judgment, the Judgment Collateral and the Litigation, up to the full Judgment Amount Assigned, whether by way of enforcement of the Judgment, compromise and settlement of SELLER's rights arising out of the Judgment and Litigation, or otherwise. As collateral for and to secure SELLER's representations, warranties, undertaking and agreements made or given under this Agreement, SELLER hereby grants PURCHASER a security interest in all of SELLER's Litigation Proceeds and interests in the Judgment, the Judgment Collateral and the Litigation not other wise assigned and transferred to PURCHASER under this Agreement (the "Collateral"). This shall constitute a security agreement between SELLER and PURCHASER for that purpose. It shall not in any way affect or impair any rights or fee lien of Attorney in and to the Judgment, the Judgment Collateral, or the Litigation, absent an express written agreement with Attorney to the contrary. SELLER shall execute, and PURCHASER may file, one or more UCC-1 Financing Statement Forms for the purpose of perfecting PURCHASER's security interest in the Collateral, and as notice to third parties that SELLER has conveyed an interest in the SELLER's Litigation Proceeds.


10.0 Acknowledgment/Assignment Of Litigation Proceeds.

It is understood and agreed that the Assignment is intended to serve as evidence and notice of the Assignment. Upon PURCHASER's remittance of the Purchase Price, PURCHASER is fully authorized to and shall insert the Closing Date on the Assignment. The Assignment may be filed by PURCHASER with the Court, on or after the Closing Date, pursuant to the provisions of applicable laws, court rules or local custom, and served upon such persons as may be deemed necessary by PURCHASER to perfect and give effect to PURCHASER's ownership of and right to receive the Judgment Amount Assigned.


11.0 Breach.

SELLER understands and acknowledges that PURCHASER is relying on all of SELLER's agreements, representations and warranties in entering into this Agreement and in purchasing the Judgment Amount Assigned. The parties agree that, if SELLER breaches any material part of this Agreement of if any of SELLER's representations or warranties fail to be correct in any respect, SELLER will be in breach of this Agreement.

11.1 If SELLER breaches any material part of this Agreement, and SELLER fails to cure said breach within fifteen (15) days of PURCHASER's notice to SELLER of such breach, PURCHASER is granted the right to immediately recover from the SELLER all amounts due under this Agreement and the Judgment Amount Assigned. This right of PURCHASER is in addition to any other rights to which PURCHASER is entitled by law because of any breach by SELLER, including PURCHASER's rights in and to Collateral given by SELLER. Any breach or failure of the representations and warranties of subparagraph 7.2, above, shall not be subject to cure and SELLER shall have no rights to receive any payment absent the expressed written approval of PURCHASER.

11.2 Should SELLER fail to adhere to the representations and warranties set forth in subparagraph 7.9, above, then PURCHASER is fully authorized and permitted, but not obligated, on behalf of SELLER and PURCHASER and subject always to the rights and informed consent of SELLER to engage a new Attorney, to pursue any of SELLER's rights with respect to the Appeal and prosecute, enforce and resolve the rights of SELLER, and PURCHASER in furtherance of the Appeal and the Litigation, to the fullest extent as if done by the SELLER. SELLER hereby appoints PURCHASER as SELLER's attorney-in-fact, in the event of such default or breach under this sub-section, to do all things and take all actions in its own name and as attorney-in-fact, for SELLER to pursue such actions and to engage such legal counsel for the account of SELLER and PURCHASER, subject always to the rights and informed consent of the SELLER, as PURCHASER shall, in its good faith judgment, deem to be in the best interests of the PURCHASER, SELLER and Attorney. In such event, any amounts recovered on account of the SELLER's interests in the SELLER's Litigation Proceeds, shall be applied: (i) first, to recoup all fees and expenses incurred in exercise of said authority (including attorneys fees and costs); (ii) next, to PURCHASER on account of the Judgment Amount Assigned; (iii) the balance to SELLER, as SELLER's interests may appear and as SELLER may direct.


12.0 Indemnification.

12.1 PURCHASER agrees to indemnify, defend and hold SELLER harmless from and against any and all losses, costs, damages, claims and expenses (including reasonable attorneys' fees) which SELLER may sustain at any time by reason of: (i) any debt, liability or obligation incurred by PURCHASER, (ii) any liability or obligation of any kind for prosecution or defense thereof, or
(iii) the breach of, inaccuracy of, or failure to comply with, or the existence of any facts resulting in the inaccuracy of, any of the warranties, representations, or covenants of PURCHASER contained in this Agreement or in any exhibits or documents delivered pursuant hereto or in connection with the subject matter of this Agreement.

12.2 SELLER agrees to indemnify, defend and hold PURCHASER harmless from and against any and all losses, costs, damages, claims and expenses (including reasonable attorneys' fees) which PURCHASER may sustain at any time by reason of: (i) any debt, liability or obligation incurred by SELLER, (ii) any liability or obligation of any kind for prosecution or defense of such debt, liability or obligation incurred by SELLER, and (iii) the breach of, inaccuracy of, or failure to comply with, or the existence of any facts resulting in the inaccuracy of, any of the warranties, representations, or covenants of SELLER contained in this Agreement or in any exhibits or documents delivered pursuant hereto or in connection with the subject matter of this Agreement.

12.3 Any party who receives notice of a claim for which it will seek indemnification ("Indemnified Party") hereunder shall promptly notify the party from which the Indemnified Party will seek indemnification ("Indemnifying Party") of such claim in writing. The Indemnifying Party shall have the right to assume the defense of such action at its cost with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall have the right to participate in such defense with its own counsel at its cost.


13.0 Attorney-Client Relationship.

13.1 Nothing in this Agreement is intended to require action that may impair the attorney-client privilege, or other evidentiary privilege as may exist in favor of SELLER in connection with the Litigation. This Agreement shall not be interpreted or enforced in a manner that would have the effect of loss of any such privilege. If redacting portions of any writing, required to be given PURCHASER in this Agreement, would avoid waiver or loss of any such privilege: the writing shall be redacted by Attorney or SELLER's Attorney so as to avoid waiver or loss of privilege and provided to PURCHASER. PURCHASER shall be notified that the writing was redacted for that purpose and shall be advised of the general subject matter of the redacted material. Further, nothing in this Agreement is intended to prevent or impair Plaintiffs', Attorney's, SELLER's, and SELLER's Attorney's ability to vigorously conduct the Litigation in such manner as they deem in good faith and in their sole discretion will benefit Plaintiffs and SELLER, without interference from PURCHASER. Provided, however, nothing shall be interpreted as restricting PURCHASER's exercise of its discretion in analysis of the results of its due diligence under Section 15.0, below, or enforcement of PURCHASER's rights under this Agreement and the Assignment, in the event of a breach of the terms of this Agreement.

13.2 Should a dispute arise at any time between Plaintiffs, SELLER, and Attorney, or any of them, regarding payment or application of any sums recovered on the Judgment, which dispute may delay, reduce or otherwise affect payment or retention of the Judgment Amount Assigned to PURCHASER, SELLER shall promptly notify PURCHASER in writing and shall nevertheless immediately pay, on a pro rata basis, any undisputed portion of the sums recovered. The Notice shall state the facts of the dispute in order that PURCHASER may fully assert its rights. In order to allow PURCHASER to become fully aware of the dispute, SELLER hereby authorizes Attorney and SELLER'S Attorney to provide PURCHASER all facts and information related to the dispute. Notwithstanding any other provisions of this Agreement, including subparagraph 13.1, above, SELLER expressly waives attorney-client privilege as to information requested by PURCHASER under these limited circumstances and for this limited purpose. Should the dispute delay payment of any amount otherwise due or payable to PURCHASER, all amounts due or payable to PURCHASER shall begin to bear interest at the rate of eight percent (8%) per annum, or such lesser rate as shall be the maximum rate permitted by applicable law, from the date any amounts are paid or payable by the Adverse Party until said sums due or payable to PURCHASER have been paid in full.


14.0 Cooperation.

SELLER will, and will so instruct Attorney and SELLER's Attorney to, keep PURCHASER fully advised about and will cooperate and consult with PURCHASER in connection with, any and all matters relating to the Appeal and the Litigation including, but not limited to, matters with regard to Plaintiffs', SELLER's, and Attorney's legal positions, briefs and oral arguments, settlement negotiations, alternate dispute resolution proceedings, and engagement of appellate or other counsel.


15.0 Contingencies.

This Agreement is expressly conditioned upon PURCHASER conducting and completing its due diligence with regard to the subject matter of this Agreement and providing SELLER with PURCHASER's written approval of its intent to complete the purchase. PURCHASER's approval and intention to complete the purchase shall be determined in PURCHASER's sole and absolute discretion. PURCHASER shall have fifteen (15) days from the receipt of all documents and Exhibits, properly signed and witnessed, or three
(3) business days of PURCHASER'S receipt of the opinion letter referenced in Section 16.0, whichever is later, but not later than thirty (30) days, to provide SELLER and SELLER's Attorney with written approval of its intention to complete the purchase.


16.0 Purchaser's Due Diligence/Seller's Payment of Due Diligence
       Costs.

SELLER understands that PURCHASER will incur costs and expenses in connection with the completion of PURCHASER's due diligence referred to herein above. It is understood that upon receipt of the signed Agreement, PURCHASER will incur expenses for a credit and liabilities investigation and report. It is further understood that upon receipt of the signed Agreement, PURCHASER will engage an attorney, for the purpose of reviewing the Lawsuit and advising PURCHASER as part of PURCHASER's due diligence. It is acknowledged that any analysis or opinion received by PURCHASER from legal counsel engaged to review and evaluate the
Litigation: (i) is legal advice rendered solely for PURCHASER's benefit in completing its due diligence; (ii) is subject to certain privileges in favor of PURCHASER and said attorney; (iii) and in no way constitutes legal advice to, nor may it be relied upon by Plaintiffs, Attorney, SELLER or SELLER's Attorney, should information relating to said attorneys' advice be made available to Plaintiffs, Attorney, SELLER, or SELLER's Attorney, absent prior written consent from the individual attorney engaged by PURCHASER.


17.0 Delivery By Purchaser/Closing.

PURCHASER shall pay SELLER the Purchase Price (less any amounts deductible therefrom) within ten (10) business days after it has completed its due diligence and approved of and expressed its intention, in writing, to complete the purchase. Except as hereafter provided, upon PURCHASER's tender of the Purchase Price to SELLER: the PURCHASER's rights in the SELLER's Litigation Proceeds, the Judgment Proceeds, the Judgment Amount Assigned, and the Litigation, and all of PURCHASER's rights, as provided for in this Agreement, shall be fully vested; SELLER'S assignment shall be absolute and irrevocable by SELLER; and PURCHASER shall be entitled to file with the Court and serve the exhibit(s) evidencing SELLER's Assignment and the form UCC-1 giving effect to the parties agreements hereunder.


18.0   Miscellaneous.

18.1 Entire Agreement. This Agreement, including the exhibits hereto, sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them. No party hereto shall be bound by any term, condition, warranty or representation other than as expressly provided for in this Agreement, or as may be on a date on or after to the date hereof duly set forth in writing signed by the party hereto which is to be bound thereby. This Agreement shall not be changed, modified or amended except by a writing dated and signed by the party to be charged.

18.2 Governing Law. This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of Connecticut, but without recourse to that State's conflict of laws provisions.

18.3 Severability. If any provisions of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected unless the provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

18.4 Benefits of Parties. This Agreement shall be binding upon, and inure to the benefit of the parties hereto, individually and to each and all their agents, attorneys, beneficiaries, representatives and its respective successors, spouses, heirs, legal representatives and assigns. No assignments by any party shall relieve the assigning party from any obligation, duty, representation, warranty or agreement absent an express written release given by the non-assigning party.

18.5 Headings Singular/Plural. The headings in the section of this Agreement are inserted for convenience or reference only and shall not constitute a part hereof. Where context so permits, the singular form of a word shall include the plural and the plural form shall include the singular.

18.6   Notices.

Any notices given under this Agreement shall be in writing and delivered by first class mail or by overnight courier service
(such as Federal Express, DHL, UPS, etc.) to the parties as follows unless changed by written notice:

         In the case of Competitive Technologies, Inc.:

                        Mr. John B. Nano
                        President and CEO
                 Competitive Technologies, Inc.
                        1960 Bronson Road
                       Fairfield, CT 06824

                         with a copy to:

                    V.P. and General Counsel
                 Competitive Technologies, Inc.
                        1960 Bronson Road
                       Fairfield, CT 06824


                       In the case of [*]:

                               [*]
                               [*]
                               [*]

                         with a copy to:

                              Name:
                             Title:
                              Firm:
                         Street Address:
                        City, State, Zip:


18.7 Attorney's Fees. In the event that any action or proceeding is brought to enforce or interpret any provision, covenant or condition contained in the Agreement on the part of PURCHASER or SELLER, the prevailing party in such action or proceeding shall be entitled to recover from the party not prevailing its expenses therein, including reasonable attorneys' fees and allowable costs.

18.8 Disputes Between The Parties. At the request of any party, any dispute between the parties arising out of the transaction provided for in this Agreement, and the exhibits to this Agreement, shall be submitted to final and binding arbitration in Fairfield, Connecticut, by a three (3) member panel, under the Commercial Arbitration Rules of the American Arbitration Association then in effect. The Association shall be requested to provide a panel of prospective arbitrators consisting of persons experienced in business law matters. Prior to appointment of the arbitrator, either party may commence judicial proceedings, in either the state or federal court having jurisdiction over the party against whom relief is sought, to obtain preliminary relief, including injunctive relief, for the purposes of: (i) enforcement of this arbitration provision; (ii) obtaining appointment of arbitrator(s); (iii) preserving the status quo; (iv) preventing the disbursement by any person of disputed funds; and (v) preserving and protecting the rights of either party pending the outcome of the arbitration. Any party may have judgment entered on the arbitration award. subparagraph 18.7, above, shall apply to any arbitration or court proceeding between the parties.

18.9 Further Assurances. Each party agrees to execute and file or caused to be filed such other or further documents as may be requested by the other party to give effect to the purposes of the Agreement. Such further documents shall include, but not be limited to: (i) documents intended to perfect PURCHASER's ownership of and power to exercise the rights herein granted by SELLER; (ii) if the Judgment is modified, vacated and there are further proceedings, a replacement Assignment in order to give effect to PURCHASER's rights in and to the Litigation Proceeds, the Judgment Collateral, Judgment and this Agreement.

18.10 Force Majeure. Neither of the Parties hereto shall be liable in damages or have the right to cancel this Agreement for any delay or default in performing hereunder if such delay or default is caused by conditions beyond its control, including, without limitation, acts of God, government restrictions, wars or insurrections.

18.11 No Waiver. Failure by either Party to enforce any provision of this Agreement or assert a claim on account of breach hereof shall not be deemed a waiver of its right to enforce the same or any other provision hereof on the occasion of a subsequent breach.

18.12 Remedies. The remedies expressed in this Agreement are not and shall not be deemed to be exclusive and shall be in addition to any other remedies that either Party may have at law or in equity.

18.13 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


19.0   Resolution of Litigation Prior to Closing.

In the event the Appeal is resolved, whether by settlement, judicial decision, or otherwise, on or before Proceeds Date, PURCHASER's obligation to purchase and SELLER's obligation to sell under this Agreement shall cease.


20.0   Arm's Length.

The parties each acknowledge and agree that: (i) this Agreement has been entered into voluntarily and freely; and (ii) the Purchase Price has been determined at arm's length and is reasonable in light of the risks assumed by PURCHASER.


                              *****

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date first set forth above.

for Competitive Technologies, Inc.      for [*]

By:       s/John B. Nano           By:       s/[*]

Name:     John B. Nano             Name:     [*]

Title:    President and CEO        Title:    Individual Investor

Date:     11/17/03                 Date:     11-14-03

[*] Indicates redacted confidential information


ACKNOWLEDGMENT

For Competitive Technologies, Inc.

STATE OF Connecticut)
                    )
COUNTY OF Fairfield )


On (Date) 11/17/03        before me, (Notary's name, title)
Lorraine Frauenhofer, personally appeared John B. Nano, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the he acted, executed the instrument.

          WITNESS my hand and official seal.

                              s/Lorraine Frauenhofer
                                   Notary's Signature

LORRAINE FRAUENHOFER
NOTARY PUBLIC
MY COMMISSION EXPIRES SEP. 30, 2008


ACKNOWLEDGMENT

For [*]:

STATE OF ______________________)
                               )
COUNTY OF _____________________)


On __________________ before me,_______________________,
personally appeared______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

       WITNESS my hand and official seal.

                              ____________________________
                                   Notary's Signature